UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
12061 Bluemont Way, Reston, Virginia (Address of principal executive offices)	20190 (zip code)
Registrant’s telephone number, including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 29, 2006, John F. Whorley, Executive Vice President, Debt Management Operations and a named executive officer in SLM Corporation’s Proxy Statement relating to its annual meeting of shareholders held on May 18, 2006, submitted a letter of resignation to Thomas J. Fitzpatrick, Vice Chairman of the Board and Chief Executive Officer. Mr. Whorley’s resignation as an officer of the Corporation was effective on January 5, 2007. C.E. Andrews, Executive Vice President and Chief Financial Officer, will assume Mr. Whorley’s duties and will continue as the Corporation’s chief financial officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ Robert S. Lavet
	Name:	Robert S. Lavet
	Title:	Senior Vice President and General Counsel

Dated: January 8, 2007